COVID-19 Business Update August 5, 2020

This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” "predictive," “annualized,” “expect,” “expected,” “range of expectations,” "would have been," "budget," and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: the duration and scope of the COVID-19 pandemic; the impact of the COVID-19 pandemic on occupancy rates and on the operations of the Company and its tenants; actions governments take in response to the COVID-19 pandemic, including the introduction of public health measures and other regulations affecting the Company’s properties and the operations of the Company and its tenants; the effects of health and safety measures adopted by the Company and its tenants related to the COVID-19 pandemic; the impact of the COVID-19 pandemic on the business and financial condition of tenants; general economic uncertainty in key markets as a result of the COVID-19 pandemic and a worsening of global economic conditions or low levels of economic growth changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2019, under the heading "Risk Factors" in the Company's Quarterly Reports on Form 10-Q filed with the SEC for the quarters ended March 31, 2020 and June 30, 2020, and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Industry Recovery IMPROVING YEAR-OVER-YEAR OUTPATIENT VOLUMES INCREASING INDUSTRY OUTPATIENT VOLUME(1) 20% 100% 89% 4% HCA Outpatient Surgeries 1% HCA ASC Surgeries 0 90 -7% SGRY Case Volume OF PRE- -10% THC USPI Surgical Cases 80 PANDEMIC -20 OUTPATIENT VOLUME 70 -40 60 -60 50 -80 40 42% -100 30 APRIL MAY JUNE 2/16 2/23 3/1 3/8 3/15 3/22 3/29 4/5 4/12 4/19 4/26 5/3 5/10 5/17 5/24 5/31 6/7 6/14 WORK ORDERS NORMALIZE AS TENANTS REOPEN OF PRE- 113% PANDEMIC 120% WORK ORDERS 16% 13.0% 110 14 100 ES UR 12 OS CL NT NA 90 E 10 T 80 W 8 O R K O 70 R D 6 E R S (2) 60 4 0.9% 50 2 40 52% 0 3/6 3/13 3/20 3/27 4/3 4/10 4/17 4/24 5/1 5/8 5/15 5/22 5/29 6/5 6/12 6/19 6/26 7/3 7/10 7/17 7/24 7/31 (1) Source: Ateev Mehrotra et al., “The Impact of the COVID-19 Pandemic on Outpatient Visits: Practices Are Adapting to the New Normal,” June 25, 2020. https://www.commonwealthfund.org/publications/2020/jun/impact-covid-19-pandemic-outpatient-visits-practices-adapting-new-normal 3 (2) 4-week moving average

Foot Traffic Rebounding The rebound in foot traffic has been widespread and is now approaching 90% across our portfolio FOOT TRAFFIC 90-100% 80-89% 70-79% 4

HR Leasing & Deferrals DEFERRALS DECREASING 8% % OF DEFERRED RENT Over 50% of deferrals originally granted have 7% been repaid early 6 4 4% 3% 3% 2 2% % DEFERRALS 1% OUTSTANDING 0 APRIL MAY JUNE JULY IMPROVING LEASING ACTIVITY 125% % OF NORMAL TOUR VOLUME 125%+ 100 101% 75 79% 50 49% 25 0 APRIL MAY JUNE JULY 5

Rent Collection Collected over 99% of 2Q rent including 2% deferred TOTAL BILLED CHARGES 0% 1% 1% 4% A/R 3% 4% 5% 1% 3% A/R 3% DEFERRED 4% 1% ~0% 7% DEFERRED 97% 96% 98% 92% 94% 97% 89% 5/4 8/4 5/29 8/4 7/2 8/4 8/4 APRIL MAY JUNE JULY 6

Deferral Collections Deferrals payments began in July. 88% of $7.2M $3.7M July payments collected. DEFERRALS DEFERRALS GRANTED PAID EARLY JUL AUG SEP OCT NOV DEC $350K PAID ON SCHEDULE $350K $46K $645K OWED $661K $3.1M DEFERRALS $679K OUTSTANDING $561K GENERAL RESERVE $555K PAYMENT SCHEDULE General reserve of $730K is approximately 25% of outstanding 2Q deferrals 7

Liquidity & Acquisitions LIQUIDITY ACQUISITIONS • On May 29th, the Company borrowed $150M under its • Market re-openings, reduced deferral requests term loan due 2026. and strong collections drives confidence in closing acquisitions. • Full availability on $700M line of credit • Internal sourcing process continued to fill the • Sale of two single-tenant properties to Mercy generated acquisition pipeline throughout the second quarter. $244M in proceeds ($633 per square foot) • A medical office building in Edmond, Oklahoma • Expect to redeploy the Mercy sale proceeds by • A specialty orthopedic hospital in Springfield, Missouri year end • Sale of both properties closed on July 30, 2020 • Robust pipeline of over $366M • The company has $74M available under forward equity • $83M closed in July contracts before the cost of settlement. • Ten properties under contract or LOI for $163M • $120M of additional properties under negotiation likely to close through early 2021 $1,0 AILABLE 6 AV LIQ 2 6M T UI M 36 EN DI $ R TY 3Q CLOS R OF ED U -PROCES & C IN S AC D Q E U T IS A $105M IT M I I UNDER O T $244M N S CONTRACT S E $700M MERCY $83M REVOLVER SALE CLOSED $58M AVAILABILITY PROCEEDS 3Q QTD UNDER LOI $120M+ IN NEGOTIATION $44M CASH $74M FORWARD EQUITY AVAILABLE 8